                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):        APRIL 21, 1996
                                                       -------------------

                      BELL ATLANTIC - VIRGINIA, INC.
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          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       VIRGINIA                          1-6964                 54-0167060
- --------------------------      ------------------------        ----------
    (STATE OR OTHER                 (COMMISSION FILE         (I.R.S. EMPLOYER
    JURISDICTION OF                     NUMBER)             IDENTIFICATION NO.)
    INCORPORATION)

      600 EST MAIN STREET
       RICHMOND, VIRGINIA                                            23219
    --------------------------                                     ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (804) 225-6300
                                                    --------------------

                               (NOT APPLICABLE)
                          --------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.   OTHER EVENTS.

          Reference is made to the Agreement and Plan of Merger, dated as of April 21, 1996, by and among Bell Atlantic Corporation, NYNEX Corporation and Seaboard Merger Company, and to the Joint Press Release, dated April 22, 1996, issued by Bell Atlantic Corporation and NYNEX Corporation, attached as Exhibit
2.1 and Exhibit 99.1, respectively, which are incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibits are incorporated by reference into this report:

          2.1 Agreement and Plan of Merger, dated as of April 21, 1996, by and among Bell Atlantic Corporation, NYNEX Corporation and Seaboard Merger Company is incorporated herein by reference to Exhibit 2.1 in the Form 8-K of Bell Atlantic Corporation filed with the Securities and Exchange Commission on April 23, 1996.

          99.1 Joint Press Release, dated April 22, 1996, issued by Bell Atlantic Corporation and NYNEX Corporation is incorporated herein by reference to Exhibit 99.1 in the Form 8-K of Bell Atlantic Corporation filed with the Securities and Exchange Commission on April 23, 1996.

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                                   SIGNATURE
                                   ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BELL ATLANTIC CORPORATION


                              By:   /s/ Janet M. Garrity
                                    -------------------------------------------
                                    Janet M. Garrity
                                    Assistant Treasurer



Dated:  April 24, 1996

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